UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 25, 2026

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Merritt 7, 4th Floor	Norwalk	Connecticut	06851
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described under Item 5.07 of this Current Report, on June 25, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Terex Corporation (the “Company”), the Company’s stockholders approved the Terex Corporation 2026 Omnibus Incentive Plan (the “Omnibus Plan”).

The Omnibus Plan provides for incentive compensation in the form of (i) options to purchase stock, (ii) stock appreciation rights, (iii) restricted stock awards, (iv) restricted stock units, (v) other stock awards, (vi) cash awards and (vii) performance awards. A description of the material terms of the plan is set forth in Proposal 3, under the heading “Approval of the Terex Corporation 2026 Omnibus Incentive Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”), which description is hereby incorporated by reference into this Item 5.02(e). The foregoing description of the Omnibus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company’s Annual Meeting was held on June 25, 2026.

(b) At the Annual Meeting, the Company’s stockholders (i) elected Jean Marie “John” Canan, David Dauch, Donald DeFosset, Charles Dutil, Simon Meester, Maureen O’Connell, Sandie O’Connor, Srikanth Padmanabhan, Andra Rush, David A. Sachs, Seun Salami and Kathleen Steele to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, (ii) approved in an advisory vote the compensation of the Company’s named executive officers, (iii) approved the Omnibus Plan, and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The voting results for each matter submitted to a vote of stockholders at the Company’s Annual Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes

Proposal 1: Election of Directors:
Jean Marie "John" Canan	100,158,485	302,995	44,307	5,795,483
David Dauch	100,144,508	316,858	44,421	5,795,483
Donald DeFosset	98,610,708	1,838,029	57,050	5,795,483
Charles Dutil	100,338,736	117,078	49,973	5,795,483
Simon Meester	100,290,716	133,680	81,391	5,795,483
Maureen O'Connell	100,231,864	230,241	43,682	5,795,483
Sandie O'Connor	98,171,434	2,284,522	49,831	5,795,483
Srikanth Padmanabhan	100,321,418	128,280	56,089	5,795,483
Andra Rush	99,935,196	521,229	49,362	5,795,483
David Sachs	98,169,635	2,287,309	48,843	5,795,483
Seun Salami	100,318,732	139,428	47,627	5,795,483
Kathleen Steele	100,149,942	309,502	46,343	5,795,483

	For	Against	Abstain	Broker Non-Votes
Proposal 2: Advisory vote on the compensation of the Company’s named executive officers	98,623,406	1,814,075	68,306	5,795,483
	For	Against	Abstain	Broker Non-Votes
Proposal 3: Approval of the Terex Corporation 2026 Omnibus Incentive Plan	98,052,459	2,406,094	47,234	5,795,483
	For	Against	Abstain	Broker Non-Votes
Proposal 4: Ratification of the selection of KPMG LLP as independent registered public accounting firm for the Company for 2026	106,154,545	90,566	56,159	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Terex Corporation 2026 Omnibus Incentive Plan

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026

TEREX CORPORATION

By: /s/Scott J. Posner
Scott J. Posner
Senior Vice President
Secretary and General
Counsel